                       Securities and Exchange Commission

                             Washington, D.C. 20549



                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 8, 1997

                            CalEnergy Company, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                      1-9874                 94-2213782
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(State or other               (Commission            (IRS Employer
jurisdiction of               File Number)           Identification No.)
incorporation)



302 South 36th Street, Suite 400, Omaha, NE               68131
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(Address of principal executive offices)                (Zip Code)

       Registrant's Telephone Number, including area code: (402) 341-4500



                                      N/A
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         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On July 18, 1997, CE Electric (NY), Inc., a New York corporation (the "Purchaser") and a wholly owned subsidiary of CalEnergy Company, Inc., a Delaware corporation (the "Registrant"), commenced an offer (the "Offer") to purchase 6,540,670 shares of Common Stock, par value $6.66-2/3 per share ("Shares"), of New York State Electric & Gas Corporation, a New York corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 18, 1997 (the "Offer to Purchase"), and the related Letter of Transmittal. On July 18, 1997, the Purchaser filed a Statement on Schedule 14D-1 ("Schedule 14D-1") relating to the Offer with the Securities and Exchange Commission (the "Commission") pursuant to Rule 14d-3 under the Securities Exchange Act of 1934, as amended.

         On August 8, 1997, the Purchaser filed an amendment to its Schedule 14D-1 with the Commission, a copy of which is attached hereto as Exhibit 99.1, in which it amended and supplemented its Offer to Purchase pursuant to a Supplement, dated August 7, 1997 (the "Supplement").

         The foregoing description is qualified in its entirety by reference to the Supplement, which appears as Exhibit (a)(17) to the Schedule 14D-1 and is included in Exhibit 99.1 hereto.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits.

         99.1 Amendment No. 7 to the Statement on Schedule 14D-1 filed with the Securities and Exchange Commission on August 8, 1997, pursuant to Rule 14d-3 under the Securities Exchange Act of 1934.

         99.2 Press Release, dated August 8, 1997, issued by CalEnergy Company, Inc.

         99.3 Press Release, dated August 12, 1997, issued by CalEnergy Company, Inc.



ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

     On August 12, 1996, the Registrant announced that CalEnergy Capital Trust III (the "Trust"), a subsidiary of the Registrant and a statutory business trust formed under the laws of the state of Delaware, closed a private placement of $225 million in aggregate amount of 6-1/2% Convertible Preferred Securities ("Convertible Preferred Securities"), with a liquidation preference of $50 each. Each of the Convertible Preferred Securities will be convertible at the option of the holder at any time into 1.047 shares of the Registrant's Common Stock, equivalent to a conversion price of $47.75 per share, subject to adjustment under certain circumstances. The Registrant owns all of the common securities of the Trust. The initial purchasers resold 209,500 of the Convertible Preferred Securities (the "Regulation S Securities") outside the United States

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to certain persons other than U.S. persons in reliance on Regulation S under the Securities Act of 1933, as amended. The Regulation S Securities were sold for their liquidation preference of $50 each or $10,475,000 in the aggregate. In connection with the purchase of the Regulation S Securities, the Registrant paid the initial purchasers a commission equal to 2 1/2% of the purchase price of the Regulation S Securities, or $261,875 in the aggregate.

                                      -3-


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CalEnergy Company, Inc.



                                         By:  /s/ Steven A. McArthur
                                              --------------------------------
                                                 Steven A. McArthur
                                                 Senior Vice President,
                                                 General Counsel and Secretary


Dated:  August 12, 1997

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                                 EXHIBIT INDEX



         99.1 Amendment No. 7 to the Statement on Schedule 14D-1 filed with the Securities and Exchange Commission on August 8, 1997, pursuant to Rule 14d-3 under the Securities Exchange Act of 1934.

         99.2 Press Release, dated August 8, 1997, issued by CalEnergy Company, Inc.

         99.3 Press Release, dated August 12, 1997, issued by CalEnergy Company, Inc.



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